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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: NOVEMBER 13, 2002


                        COMMISSION FILE NUMBER 001-15081


                            UNIONBANCAL CORPORATION




                       STATE OF INCORPORATION: CALIFORNIA
                 I.R.S. EMPLOYER IDENTIFICATION NO. 94-1234979


                             400 CALIFORNIA STREET
                          SAN FRANCISCO, CA 94104-1302
                              TEL: (415) 765-2969



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Item 9.     REGULATION FD DISCLOSURE

The written statements of the chief executive officer and chief financial officer of UnionBanCal Corporation (the "Registrant") with respect to the Registrant's Quarterly Report on Form 10-Q (the "Quarterly Report") for the period ended September 30, 2002, filed with the Securities and Exchange Commission on November 13, 2002, as required by section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), accompanied the Registrant's Quarterly Report as additional correspondence.

Copies of the written statements are furnished herewith as Exhibits 99.1 and 99.2:

   EXHIBIT NO.      DESCRIPTION
________________________________________________________________________________
   99.1             Written Statement by Chief Executive Officer under Section
                    906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350)

   99.2 Written Statement by Chief Financial Officer under Section 906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350)




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 13, 2002

                                             UNIONBANCAL CORPORATION

                                             By /s/ DAVID I. MATSON
                                                _________________________
                                                    David I. Matson
                                                Chief Financial Officer
                                                (Duly Authorized Officer)

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                                  EXHIBIT INDEX


   EXHIBIT NO.      DESCRIPTION
________________________________________________________________________________
   99.1             Written Statement by Chief Executive Officer under Section
                    906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350)

   99.2 Written Statement by Chief Financial Officer under Section 906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350)